S E P T E M B E R 2 0 0 8 L E N D E R S P R E S E N T A T I O N Public Side Exhibit 99.1

E C C A
Forward Looking Statements
This presentation contains forward-looking statements as that term is used under the Private
Securities Litigation Act of 1995.  These forward-looking statements are based on the current assumptions, expectations and projections of the Company's management about future events.
Although we believe that these statements are based on reasonable assumptions, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed in the confidential offering memorandum and from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-
looking statements.  Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The
Company cautions you not to place undue reliance on these forward-looking statements. The
Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

E C C A
Agenda
Section Speaker Firm
Introduction Greg Maxon, Associate J.P. Morgan Securities Inc.
2008 YTD Review Jennifer Kelley, EVP & CFO Eye Care Centers of America
Amendment Overview Greg Maxon, Associate J.P. Morgan Securities Inc.
Questions & Answers

Agenda Page E C C A Amendment Overview 2008 YTD Review 3 3 7

E C C A
Financials: Q2 2008 & YE 2007
($ millions)
Q2 YTD ‘08 YE ‘07
vs. Prior vs. Prior
   Retail Sales $275.1 +11.5% $477.8 +9.1%
   Comp. Store Sales +6.3% +5.7%
   Net Store Counts 417 +6 411 +24
Top line growth
($ millions)
Q2 YTD ‘08 YE ‘07
vs. Prior vs. Prior
   Gross Profit $180.9 +9.7% $314.2 +9.7%
   EBITDA $56.6 +8.1% $87.0 +10.5%
Earnings growth

5.3% CAGR

10.1% CAGR

Eye Care Centers of America

2008 YTD REVIEW

E C C A
2008 Financials: Revenue and EBITDA Growth
$369.9
$399.5
$406.3
$437.7
$477.8
$506.1
2003 2004 2005 2006 2007 LTM
6/28/08
Revenue Growth: 2003 – LTM 6/28/08
$53.7
$59.4
$64.3
$78.8
$87.0
$91.3
2003 2004 2005 2006 2007 LTM
6/28/08
EBITDA Growth: 2003 – LTM 6/28/08
1
Excludes one-time costs related to Highmark acquisition
1

E C C A
2.8x
1.6x
1.2x
1.5x
2.0x
2.8x
3.9x
5.4x
1.6x
0
1
2
3
4
5
6
7
8
9
Sr. Debt Sr. Sub Debt Int & Rent Cov.
2008 Financials: Capitalization
Leverage and Coverage Levels
1
Based on LTM 6/28/08 EBITDA of $91.3 million
2
Based on LTM 6/28/08 EBITDAR of $131.4 million
At Close FYE 2006 LTM 6/28/08
Current Capitalization
2
1
$25.0 million commitment
6
($ millions) Amount % of Total
Revolving credit facility
1
$0.0 0.0%
Term loan 106.1 17.0%
Capital leases 0.7 0.1%
Total senior debt $106.8 17.1%
Senior subordinated notes 150.5 24.1%
Total debt $257.3 41.2%
Cash equity 367.1 58.8%
Total capitalization $624.4 100.0%
1

Agenda Page E C C A Amendment Overview 2008 YTD Review 7 3 7

E C C A
Amendment Overview
Amendment request
Increase annual capital expenditure limit from $22 million to $28 million beginning with fiscal year 2008
Allow 100% of equity infusions from ownership group, Highmark & subsidiaries, to be used for capital expenditures not included in above annual spending limit
In exchange for approval of the amendment request, ECCA will make a pre-payment of $20.0 million and offer consenting lenders an amendment fee of 10 bps

E C C A
Amendment Rationale
Solid financial performance since second amendment in 12/06
Strong revenue growth of 16% and the net addition of 30 new stores to the ECCA network since second amendment in 12/06
Completed direct sourcing strategy which resulted in approximately 350 of our 610 basis point gross margin improvement
Balance sheet continues to strengthen
Senior and total leverage reduced to 1.2x and 2.8x respectively
Cash balance of $26.1 million at the end of the second quarter
Given our continued success, we believe we have earned the opportunity for incremental flexibility to accelerate our new store build-out strategy.  We’re currently limited to 25 stores with little infrastructure growth
Additional $6 million in capital expenditure limit to be used to increase new store build out rate by 10 stores each year
Average economics for 2008 new stores:
Low initial investment of $575,000, including capital expenditures & working capital
Expected payback of 3.3 years; 3.0 in existing markets/fill-in opportunities, 3.8 in new markets
Expected IRR of 28.9%; 29.6% in existing markets, 27.6% in new markets
Average first year sales of $900,000; $850,000 in existing markets, $988,000 in new markets

LENDERS' PRESENTATION

Eye Care Centers of America

E Y E C A R E C E N T E R S O F A M E R I C A E Y E C A R E C E N T E R S O F A M E R I C A
Amendment Timetable
September 2008
S M T W T F S
1 2 3 4 5 6
7 8 9 10 11 12 13
14 15 16 17 18 19 20
21 22 23 24 25 26 27
28 29 30
Date Event
Tuesday, September 23 Lenders’ Conference Call
Thursday, October 2 Final Deadline for Banks to Respond to Syndicate
Invitation
Friday, October 3 Closing and Amendment Effective Date
10
October 2008
S M T W T F S
1 2 3 4
5 6 7 8 9 10 11
12 13 14 15 16 17 18
19 20 21 22 23 24 25
26 27 28 29 30 31
Note: Bank holidays shaded

Agenda Page E C C A Public Q&A 2008 YTD Review 11 3 11

Eye Care Centers of America

PROJECTED FINANCIAL PERFORMANCE
Eye Care Centers of America

E C C A 12